Exhibit 10.38

FIRST AMENDMENT TO CREDIT AGREEMENT

This First Amendment to Credit Agreement (the “Amendment”) is made as of May 29, 2007 among the undersigned, Smart Business Advisory and Consulting, LLC a Delaware limited liability company (the “Borrower”), Smart Business Holdings, Inc., a Delaware corporation (the “Parent”), Bank of Montreal (“BMO”), individually and as Administrative Agent (BMO being referred to herein in such capacity as the “Administrative Agent”), and the other Banks currently party to the Credit Agreement (together with BMO, collectively referred to herein as the “Lenders”).

PRELIMINARY STATEMENTS

A.                                   The Borrower, the Parent, the Administrative Agent and the Lenders entered into a Credit Agreement dated as of May 15, 2007 (the “Credit Agreement”).  All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

B.                                      The Borrower has requested that the Lenders amend certain provisions to the Credit Agreement and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

NOW, THEREFORE, for good and valuable consideration, receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.                                          AMENDMENT.

Subject to satisfaction of the conditions precedent set forth in Section 2 hereof, the Credit Agreement is hereby amended as follows:

1.01.                     The definition of “Applicable Margin” appearing in Section 5.1 of the Credit Agreement is hereby amended by (i) striking the reference to “Level III” appearing in the third line thereof and substituting therefor the reference to “Level II” and (ii) amending the table appearing therein in its entirety and as so amended shall be restated to read as follows:

LEVEL	TOTAL FUNDED DEBT/EBITDA RATIO FOR SUCH PRICING DATE	APPLICABLE MARGIN FOR BASE RATE LOANS UNDER REVOLVING CREDIT AND TERM B CREDIT AND REIMBURSEMENT OBLIGATIONS SHALL BE:	APPLICABLE MARGIN FOR EURODOLLAR LOANS UNDER REVOLVING CREDIT AND TERM B CREDIT AND LETTER OF CREDIT FEE SHALL BE:	APPLICABLE MARGIN FOR COMMITMENT FEE SHALL BE:

III	Greater than or equal to 3.50 to 1.0	2.00%	3.50%	0.50%

II	Less than 3.50 to 1.0, but greater than or equal to 3.00 to 1.0	1.50%	3.00%	0.50%

I	Less than 3.00 to 1.0	1.00%	2.50%	0.50%

SECTION 2.                                          CONDITIONS PRECEDENT.

The effectiveness of this Amendment is subject to the satisfaction of all of the following conditions precedent:

Section 2.01.                    The Borrower, the Parent and the Required Lenders shall have executed and delivered this Amendment.

Section 2.02.                    Legal matters incident to the execution and delivery of this Amendment shall otherwise be satisfactory to the Administrative Agent and its counsel.

Section 2.03.                    After giving effect to this Amendment, no Event of Default shall have occurred and be continuing as of the date of this Amendment that would otherwise take effect.

SECTION 3.                                          REPRESENTATIONS.

In order to induce the Required Banks to execute and deliver this Amendment, the Borrower and the Parent, as applicable, hereby represent to the Required Banks that as of the date hereof, the representations and warranties set forth in Section 6 of the Credit Agreement are and shall be and remain true and correct in all material respects and, unless specifically waived herein, the Borrower is in compliance with all of the terms and conditions of the Credit Agreement after giving effect to this Amendment and no Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4.                                          MISCELLANEOUS.

Section 4.01.                    The Borrower and the Parent heretofore executed and delivered the Collateral Documents.  The Borrower and the Parent hereby acknowledge and agree that the Liens created and provided for by the Collateral Documents continue to secure, among other things, the Obligations arising under the Credit Agreement as amended hereby; and the Collateral Documents and the rights and remedies of the Administrative Agent and Lenders thereunder, the obligations of the Borrower and the Parent thereunder, and the Liens created and provided for thereunder in each case remain in full force and effect and shall not be affected, impaired or discharged hereby.  Nothing herein contained shall in any manner affect or impair the priority of the liens and security interests created and provided for by the Collateral Documents as to the indebtedness which would be secured thereby prior to giving effect to this Amendment.

Section 4.02.                    Except as specifically amended herein or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with its original terms.  Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

Section 4.03.                    This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement.  Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original.  This Amendment shall be governed by the internal laws of the State of New York.

Section 4.04.                    The Borrower agrees to pay all reasonable documented out-of-pocket costs and expenses incurred by the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and the documents and transactions contemplated hereby, including the documented reasonable fees and expenses of counsel for the Agent with respect to the foregoing.

[SIGNATURE PAGE TO FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to Credit Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

SMART BUSINESS ADVISORY AND CONSULTING, LLC

By
Name
Title

SMART BUSINESS HOLDINGS, INC.

By
Name
Title

BANK OF MONTREAL, as L/C Issuer, and as Administrative Agent

By
Name
Title

BMO CAPITAL MARKETS FINANCING, INC., as a Lender and as Swing Line Lender

By
Name
Title

BANK OF MONTREAL, as a Lender

By
Name
Title